EXHIBIT 21.1

LISTING OF SUBSIDIARIES

The following is a list of the Company’s subsidiaries as at December 31, 2015, excluding certain subsidiaries that in aggregate are not significant.

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
African Spirit L.L.C.	Marshall Islands	33.1%
Al Areesh Inc.	Marshall Islands	23.1%
Al Areesh L.L.C.	Marshall Islands	23.1%
Al Daayen Inc.	Marshall Islands	23.1%
Al Daayen L.L.C.	Marshall Islands	23.1%
Al Marrouna Inc.	Marshall Islands	23.1%
Al Marrouna L.L.C.	Marshall Islands	23.1%
Alexander Spirit L.L.C.	Marshall Islands	33.1%
Alliance Chartering Pty Limited	Australia	100.0%
ALP Ace B.V.	Netherlands	37.0%
ALP Centre B.V.	Netherlands	37.0%
ALP Defender B.V.	Netherlands	37.0%
ALP Forward B.V.	Netherlands	37.0%
ALP Guard B.V.	Netherlands	37.0%
ALP Ippon B.V.	Netherlands	37.0%
ALP Keeper B.V.	Netherlands	37.0%
ALP Maritime Contractors B.V.	Netherlands	37.0%
ALP Maritime Group B.V.	Netherlands	37.0%
ALP Maritime Holding B.V.	Netherlands	37.0%
ALP Maritime Services B.V.	Netherlands	37.0%
ALP Ocean Towage Holding B.V.	Netherlands	37.0%
ALP Striker B.V.	Netherlands	37.0%
ALP Sweeper B.V.	Netherlands	37.0%
ALP Winger B.V.	Netherlands	37.0%
Americas Spirit L.L.C.	Marshall Islands	25.9%
Amundsen Spirit L.L.C.	Marshall Islands	37.0%
Apollo Spirit L.L.C.	Marshall Islands	37.0%
Arctic Spirit L.L.C.	Marshall Islands	33.7%
Ashkini Spirit L.L.C.	Marshall Islands	25.9%
Asian Spirit L.L.C.	Marshall Islands	33.1%
Athens Spirit L.L.C.	Marshall Islands	25.9%
Atlanta Spirit L.L.C.	Marshall Islands	25.9%
Australian Spirit L.L.C.	Marshall Islands	25.9%
Australian Tankships Agency Pty. Ltd.	Australia	100.0%
Axel Spirit L.L.C.	Marshall Islands	25.9%
Banff L.L.C.	Marshall Islands	100.0%
Barcelona Spirit L.L.C.	Marshall Islands	25.9%
Beijing Spirit L.L.C.	Marshall Islands	25.9%
Bermuda Spirit L.L.C.	Marshall Islands	33.1%
Bossa Nova Spirit L.L.C.	Marshall Islands	37.0%
C VLCC L.L.C.	Marshall Islands	100.0%
Clipper L.L.C.	Marshall Islands	37.0%
Conoco Shipping & Marine Development L.L.C.	Marshall Islands	100.0%
Creole Spirit L.L.C.	Marshall Islands	33.1%
Dampier Spirit L.L.C.	Marshall Islands	37.0%
DHJS 2007-001 L.L.C.	Marshall Islands	33.7%
DHJS 2007-002 L.L.C.	Marshall Islands	33.7%
DMSE Option Vessel No.1 L.L.C.	Marshall Islands	33.1%
DMSE Option Vessel No.2 L.L.C.	Marshall Islands	33.1%
DMSE Option Vessel No.3 L.L.C.	Marshall Islands	33.1%

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Donegal Spirit L.L.C.	Marshall Islands	25.9%
DSME Hull No. 2411 L.L.C	Marshall Islands	33.1%
DSME Hull No. 2416 L.L.C	Marshall Islands	33.1%
DSME Hull No. 2417 L.L.C	Marshall Islands	33.1%
DSME Hull No. 2461 L.L.C.	Marshall Islands	33.1%
Erik Spirit L.L.C.	Marshall Islands	25.9%
Esther Spirit L.L.C.	Marshall Islands	25.9%
European Spirit L.L.C.	Marshall Islands	33.1%
Everest Spirit Holding L.L.C.	Marshall Islands	25.9%
Galway Spirit L.L.C.	Marshall Islands	25.9%
Ganges Spirit L.L.C.	Marshall Islands	25.9%
Gemini Pool L.L.C.	Marshall Islands	100.0%
Gina Krog L.L.C.	Marshall Islands	37.0%
Gina Krog Offshore Pte. Ltd.	Singapore	37.0%
Godavari Spirit L.L.C.	Marshall Islands	25.9%
Golar Nor (UK) Limited	United Kingdom	100.0%
H.H.I. Hull No. S856 LLC	Marshall Islands	33.1%
H.H.I. Hull No. S857 LLC	Marshall Islands	33.1%
Hamilton Spirit L.L.C.	Marshall Islands	33.1%
Helga Spirit L.L.C.	Marshall Islands	25.9%
Hugli Spirit L.L.C.	Marshall Islands	25.9%
Hummingbird Holdings L.L.C.	Marshall Islands	100.0%
Hummingbird Spirit L.L.C.	Marshall Islands	100.0%
Iliad International AS	Norway	100.0%
Iliad International Inc.	Marshall Islands	100.0%
Iskmati Spirit L.L.C.	Marshall Islands	25.9%
Kanata Spirit Holding L.L.C.	Marshall Islands	25.9%
Kareela Spirit Holding L.L.C.	Marshall Islands	25.9%
Kaveri Spirit L.L.C.	Marshall Islands	25.9%
Knarr L.L.C.	Marshall Islands	37.0%
Krepako Inc.	Marshall Islands	100.0%
Krepanor AS	Norway	100.0%
KS Apollo Spirit	Norway	32.9%
Kyeema Spirit Holding L.L.C.	Marshall Islands	25.9%
Lambada Spirit L.L.C.	Marshall Islands	37.0%
Limerick Spirit L.L.C.	Marshall Islands	25.9%
Logitel Offshore Holding AS	Norway	37.0%
Logitel Offshore Holdings Pte. Ltd.	Singapore	37.0%
Logitel Offshore L.L.C.	Marshall Islands	37.0%
Logitel Offshore Norway AS	Norway	37.0%
Logitel Offshore Pte. Ltd.	Singapore	37.0%
Logitel Offshore Rig 1 Pte. Ltd.	Singapore	37.0%
Logitel Offshore Rig 2 Pte. Ltd.	Singapore	37.0%
Logitel Offshore Rig III L.L.C.	Marshall Islands	37.0%
London Spirit L.L.C.	Marshall Islands	25.9%
Los Angeles Spirit L.L.C.	Marshall Islands	25.9%
Mahanadi Spirit L.L.C.	Marshall Islands	25.9%
Matterhorn Spirit L.L.C.	Marshall Islands	25.9%
Mayon Spirit L.L.C.	Marshall Islands	100.0%
Montreal Spirit L.L.C.	Marshall Islands	25.9%
Moscow Spirit L.L.C.	Marshall Islands	25.9%
Nakilat Holdco L.L.C.	Marshall Islands	23.1%
Nansen Spirit L.L.C.	Marshall Islands	37.0%
Narmada Spirit L.L.C.	Marshall Islands	25.9%
Nassau Spirit Holding L.L.C.	Marshall Islands	25.9%
Naviera Teekay Gas II, S.L.	Spain	33.1%
Naviera Teekay Gas III, S.L.	Spain	33.1%
Naviera Teekay Gas IV, S.L.	Spain	33.1%
Naviera Teekay Gas, S.L.	Spain	33.1%

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Navigator Spirit L.L.C.	Marshall Islands	25.9%
Navion Bergen AS	Norway	37.0%
Navion Bergen L.L.C.	Marshall Islands	37.0%
Navion Gothenburg AS	Norway	37.0%
Navion Gothenburg L.L.C.	Marshall Islands	18.5%
Navion Offshore Loading AS	Norway	37.0%
Nordic Rio L.L.C.	Marshall Islands	18.5%
Nordic Troll & Trym L.L.C.	Marshall Islands	100.0%
Norsk Teekay AS	Norway	37.0%
Norsk Teekay Holdings Ltd.	Marshall Islands	37.0%
Oak Spirit L.L.C.	Marshall Islands	33.1%
Orkney Spirit L.L.C.	Marshall Islands	100.0%
Partrederiet Stena Ugland Shuttle Tankers I DA	Norway	18.5%
Partrederiet Stena Ugland Shuttle Tankers II DA	Norway	18.5%
Partrederiet Stena Ugland Shuttle Tankers III DA	Norway	18.5%
Partrederiet Teekay Shipping Partners DA	Norway	24.7%
Pattani Spirit L.L.C.	Marshall Islands	37.0%
Peary Spirit L.L.C.	Marshall Islands	37.0%
Petrojarl I L.L.C.	Marshall Islands	37.0%
Petrojarl I Production AS	Norway	37.0%
Petrojarl IV DA	Norway	100.0%
Petrojarl Producao Petrolifera Do Brasil Ltda.	Brazil	37.0%
Pinnacle Spirit L.L.C.	Marshall Islands	25.9%
Piranema L.L.C.	Marshall Islands	37.0%
Piranema Production AS	Norway	37.0%
Polar Spirit L.L.C.	Marshall Islands	33.7%
Polarc L.L.C.	Marshall Islands	100.0%
Rio Spirit L.L.C.	Marshall Islands	25.9%
Samar Spirit L.L.C.	Marshall Islands	100.0%
Samba Spirit L.L.C.	Marshall Islands	37.0%
Scott Spirit L.L.C.	Marshall Islands	37.0%
Sebarok Spirit L.L.C	Marshall Islands	100.0%
Senang Spirit L.L.C.	Marshall Islands	100.0%
Seoul Spirit L.L.C.	Marshall Islands	25.9%
Sertanejo Spirit L.L.C.	Marshall Islands	37.0%
Siri Holdings L.L.C.	Marshall Islands	37.0%
SPT Explorer L.L.C.	Marshall Islands	25.9%
SPT Marine Transfer Services Ltd.	Bermuda	25.9%
Station Place Inc.	Marshall Islands	100.0%
Stena Spirit L.L.C.	Marshall Islands	18.5%
STX Hull No. S1672 L.L.C.	Marshall Islands	25.9%
STX Hull No. S1673 L.L.C.	Marshall Islands	25.9%
STX Hull No. S1674 L.L.C.	Marshall Islands	25.9%
STX Hull No. S1675 L.L.C.	Marshall Islands	25.9%
Summit Spirit L.L.C.	Marshall Islands	25.9%
Sydney Spirit L.L.C.	Marshall Islands	25.9%
Taizhou Hull No. WZL 0501 L.L.C.	Marshall Islands	33.7%
Taizhou Hull No. WZL 0502 L.L.C.	Marshall Islands	33.7%
Taizhou Hull No. WZL 0503 L.L.C.	Marshall Islands	33.7%
Tangguh Hiri Finance Limited	United Kingdom	23.6%
Tangguh Hiri Operating Limited	United Kingdom	23.6%
Tangguh Sago Finance Limited	United Kingdom	23.6%
Tangguh Sago Operating Limited	United Kingdom	23.6%
Taurus Tankers L.L.C.	Marshall Islands	62.9%
Taurus Tankers Ltd.	United Kingdom	100.0%
Teekay (Atlantic) Chartering ULC	Canada	37.0%
Teekay (Atlantic) Management ULC	Canada	37.0%
Teekay Acquisition Holdings L.L.C.	Marshall Islands	100.0%
Teekay Al Rayaan L.L.C.	Marshall Islands	37.0%

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Teekay Australia Offshore Holdings Pty Ltd.	Australia	37.0%
Teekay BLT Corporation	Marshall Islands	23.6%
Teekay Bulkers Investments Ltd	Marshall Islands	100.0%
Teekay Bulkers Management Services Ltd.	Marshall Islands	100.0%
Teekay Business Process Services Inc.	Philippines	100.0%
Teekay Chartering Limited	Marshall Islands	62.9%
Teekay Crewing Services Pty Ltd.	Australia	100.0%
Teekay Cyprus Limited	Cyprus	100.0%
Teekay Delaware Chartering Services L.L.C.	USA	100.0%
Teekay Do Brasil Servicos Maritimos Ltda.	Brazil	100.0%
Teekay European Holdings, S.A.R.L.	Luxembourg	37.0%
Teekay Finance Limited	Bermuda	100.0%
Teekay FSO Finance Pty Ltd	Australia	37.0%
Teekay GP L.L.C.	Marshall Islands	100.0%
Teekay Grand Banks AS	Norway	37.0%
Teekay Grand Banks Shipping AS	Norway	37.0%
Teekay Guardian L.L.C.	Marshall Islands	25.9%
Teekay Hiload L.L.C.	Marshall Islands	37.0%
Teekay Holdings Australia Pty Ltd.	Australia	100.0%
Teekay Holdings Limited	Bermuda	100.0%
Teekay Hummingbird Production Limited	United Kingdom	100.0%
Teekay II Iberia, S.L.	Spain	33.1%
Teekay International Ship Chartering Services Inc.	Barbados	100.0%
Teekay Knarr AS	Norway	37.0%
Teekay Lightering Services L.L.C.	Marshall Islands	100.0%
Teekay LNG Holdco L.L.C.	Marshall Islands	33.7%
Teekay LNG Holdings L.P.	USA	33.7%
Teekay LNG Operating L.L.C.	Marshall Islands	33.1%
Teekay LNG Partners L.P.	Marshall Islands	33.1	%(1)
Teekay LNG Projects Ltd.	Canada	100.0%
Teekay LNG US G.P. L.L.C.	Marshall Islands	33.1%
Teekay Luxembourg S.A.R.L.	Luxembourg	33.1%
Teekay Marine (Glasgow) Ltd.	United Kingdom	62.9%
Teekay Marine (Singapore) Pte. Ltd.	Singapore	62.9%
Teekay Marine Holdings Ltd	Marshall Islands	25.9%
Teekay Marine Ltd.	Marshall Islands	62.9%
Teekay Marine Pty Ltd.	Australia	100.0%
Teekay Marine Services (Shanghai) Co. Ltd.	China	100.0%
Teekay Marine Solutions Inc	USA	25.9%
Teekay Marine Solutions Ltd.	United Kingdom	25.9%
Teekay Nakilat (II) Limited	United Kingdom	23.1%
Teekay Nakilat (III) Holdings Corporation	Marshall Islands	33.1%
Teekay Nakilat Corporation	Marshall Islands	23.1%
Teekay Nakilat Holdings Corporation	Marshall Islands	33.1%
Teekay Nakilat Replacement Purchaser L.L.C.	Marshall Islands	23.1%
Teekay Navion Offshore Loading Pte. Ltd.	Singapore	37.0%
Teekay Netherlands European Holdings B.V.	Netherlands	37.0%
Teekay Nordic Holdings Inc.	Marshall Islands	37.0%
Teekay Norway (Marine HR) AS	Norway	100.0%
Teekay Norway AS	Norway	37.0%
Teekay Norway HiLoad AS	Norway	37.0%
Teekay Offshore Crewing AS	Norway	100.0%
Teekay Offshore European Holdings Cooperatief U.A.	Netherlands	37.0%
Teekay Offshore Finance Corp.	Marshall Islands	37.0%
Teekay Offshore GP L.L.C.	Marshall Islands	100.0%
Teekay Offshore Group Ltd.	Marshall Islands	37.0%
Teekay Offshore Holdings L.L.C.	Marshall Islands	37.0%
Teekay Offshore Operating GP L.L.C.	Marshall Islands	37.0%
Teekay Offshore Operating L.P.	Marshall Islands	37.0%

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Teekay Offshore Operating Pte. Ltd.	Singapore	37.0%
Teekay Offshore Partners L.P.	Marshall Islands	37.0	%(1)
Teekay Offshore Shuttle Tanker Finance L.L.C.	Marshall Islands	37.0%
Teekay Petrojarl Floating Production UK Ltd.	United Kingdom	100.0%
Teekay Petrojarl I Servicos de Petroleo Ltda.	Brazil	37.0%
Teekay Petrojarl Offshore Crew AS	Norway	100.0%
Teekay Petrojarl Offshore L.L.C.	Marshall Islands	100.0%
Teekay Petrojarl Offshore Siri AS	Norway	37.0%
Teekay Petrojarl Offshore Siri L.L.C.	Marshall Islands	37.0%
Teekay Petrojarl Production AS	Norway	100.0%
Teekay Petrojarl UK Limited	United Kingdom	100.0%
Teekay Piranema Servicos Petroleio Ltda.	Brazil	37.0%
Teekay Service Holdings Cooperatief UA	Netherlands	100.0%
Teekay Servicios Maritimos, S.L.	Spain	33.1%
Teekay Shipbuilding Supervision Services L.L.C.	Marshall Islands	100.0%
Teekay Shipping (Australia) Pty Ltd.	Australia	100.0%
Teekay Shipping (Barbados) Ltd.	Barbados	100.0%
Teekay Shipping (Canada) Ltd.	Canada	100.0%
Teekay Shipping (Glasgow) Ltd.	United Kingdom	100.0%
Teekay Shipping (India) Pvt. Ltd.	India	100.0%
Teekay Shipping (Singapore) Pte Ltd.	Singapore	100.0%
Teekay Shipping (UK) Limited	United Kingdom	100.0%
Teekay Shipping (USA), Inc	USA	100.0%
Teekay Shipping Limited	Bermuda	100.0%
Teekay Shipping Norway AS	Norway	100.0%
Teekay Shipping Partners Holding AS	Norway	37.0%
Teekay Shipping Philippines Inc.	Philippines	100.0%
Teekay Shipping Spain, S.L.	Spain	33.1%
Teekay Spain, S.L.	Spain	33.1%
Teekay Tangguh Borrower L.L.C.	Marshall Islands	33.7%
Teekay Tangguh Holdings Corporation	Marshall Islands	33.7%
Teekay Tanker Operations Ltd.	Marshall Islands	62.9%
Teekay Tankers Holdings Ltd.	Marshall Islands	25.9%
Teekay Tankers HZ Hull No. H 1586 L.L.C	Marshall Islands	25.9%
Teekay Tankers HZ Hull No. H 1587 L.L.C	Marshall Islands	25.9%
Teekay Tankers HZ Hull No. H 1592 L.L.C	Marshall Islands	25.9%
Teekay Tankers HZ Hull No. H 1593 L.L.C	Marshall Islands	25.9%
Teekay Tankers HZ Hull No. S-1415 L.L.C	Marshall Islands	25.9%
Teekay Tankers Ltd.	Marshall Islands	25.9	%(2)
Teekay Tankers Management Services Ltd.	Marshall Islands	100.0%
Teekay Voyageur Production Ltd	United Kingdom	37.0%
Teekay Workboats L.L.C.	USA	25.9%
Teesta Spirit L.L.C.	Marshall Islands	25.9%
Tiro Sidon Holdings L.L.C.	Marshall Islands	37.0%
Tiro Sidon L.L.C.	Marshall Islands	37.0%
Tiro Sidon UK L.L.P.	United Kingdom	37.0%
Tokyo Spirit L.L.C.	Marshall Islands	25.9%
TPO Investments AS	Norway	100.0%
TPO Investments Inc.	Marshall Islands	100.0%
Ugland Nordic Shipping AS	Norway	37.0%
Ugland Stena Storage AS	Norway	100.0%
Varg L.L.C.	Marshall Islands	37.0%
Varg Production AS	Norway	37.0%
VLCC A Investment L.L.C.	Marshall Islands	25.9%
VLCC B Investment L.L.C.	Marshall Islands	25.9%
VLCC C Investment LLC	Marshall Islands	100.0%
Voyageur L.L.C.	Marshall Islands	37.0%
VSSI Guaranty L.L.C.	USA	100.0%
Wilforce L.L.C	Marshall Islands	33.7%

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Wilpride L.L.C	Marshall Islands	33.7%
Yamuna Spirit L.L.C.	Marshall Islands	25.9%
Zenith Spirit L.L.C.	Marshall Islands	25.9%
Zhonghua Hull No. 451 L.L.C.	Marshall Islands	33.7%

(1)	The partnership is controlled by its general partner. Teekay Corporation has a 100% beneficial ownership in the general partner. In limited cases, approval of a majority or supermajority of the common unitholders (in some cases excluding units held by the general partner and its affiliates) is required to approve certain actions.

(2)	Proportion of voting power held is 53.6%.